THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR A VALID EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS


                           HADRON, INC.

             AMENDED FORM OF STOCK PURCHASE WARRANT


1.   Grant.

     Hadron, Inc., a New York corporation (hereinafter "Company"), for value received hereby grants to C.W. Gilluly or his assigns (hereinafter "Holder") under the terms herein the right to purchase _________________ fully paid and non-assessable shares of the Company's $.02 par value common stock which number was determined in accordance with paragraph 4 of the Third Amended and Restated Convertible Promissory Note dated as of ________________, 1997 and issued in favor of Holder by Engineering and Information Services, Inc. and SyCom Services, Inc. as co-makers (the "Makers") in the original principal amount of $225,000.00 (the "Third Amended Note").

2.   Expiration.

     The right to exercise this warrant shall expire on October
21, 2003.

3.   Exercise Price.

     The per share exercise price of this Warrant shall be $0.25.


4.   Exercise of Shares for Exercise Price.

     The Holder at his or her option may remit the total exercise price (the "Total Exercise Price") under this Warrant (number of shares received on exercise times the per share exercise price) by reducing the number of shares for which the Warrant is otherwise exercisable by the number of shares having fair market value equal to the Total Exercise Price.

5.   Promissory Note.

     This Warrant is subject to the terms of the Third Amended
Note, a copy of which is on file and may be examined at the Company's offices in Alexandria, Virginia during regular business hours.

6.   Exercise Procedure.

     This Warrant may be exercised by presenting it and tendering the exercise price in legal tender or by bank cashier's or certified check at the principal office of the Company along with a written subscription substantially in the form of Exhibit A hereof. The date on which this Warrant is thus surrendered, accompanied by tender or payment as hereinbefore or hereinafter provided, is referred to herein as the Exercise Date. The Company shall forthwith at its expense (including the payment of issue taxes) issue and deliver the proper number of shares, and such shares shall be deemed issued for all purposes as of the opening of business on the Exercise Date notwithstanding any delay in the actual issuance thereof.

7.   Sale or Exchange of Company or Assets.

     If prior to issuance of stock under this Warrant, the Company sells or exchanges all or substantially all of its assets, or the shares of common stock of the Company are sold or exchanged to any party other than the Holder, then the Holder at his or her option may receive, in lieu of the stock otherwise issuable hereunder, such money or property he would have been entitled to receive if this Warrant had been exercised prior to such sale or exchange.

8.   Sale of Warrant or Shares.

     Neither this Warrant nor the shares of common stock issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Neither this Warrant nor the shares of common stock issued upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of (i) an effective registration statement for this Warrant or the shares, as the case may be, under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause a certificate or certificates evidencing all or any of the shares of common stock issued upon exercise of this Warrant prior to said registration and qualification of such shares to bear the following legend: "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. The shares may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required."

9.   Transfer.

     This Warrant shall be registered on the books of the Company which shall be kept at its principal office for that purpose, and shall be transferable in whole or in part but only on such books by the Holder in person or by duly authorized attorney with written notice substantially in the form of Exhibit B hereof, and only in compliance with the preceding paragraph. The Company may issue appropriate stop orders to its transfer agent to prevent a transfer in violation of the preceding paragraph.

10.  Replacement of Warrant.

     At the request of Holder and on production of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) if required by the Company, upon delivery of an indemnity agreement with surety in such reasonable amount as the Company may determine thereof, the Company at its expense will issue in lieu thereof a new Warrant of like tenor.

11.  Investment Covenant.

     The Holder by his or her acceptance hereof covenants that this Warrant is and any common stock issued hereunder will be acquired for investment purposes, and that the Holder will not distribute the same in violation of any state or federal law or regulation.

12.  Laws Governing.

     This Warrant shall be construed according to the laws of the Commonwealth of Virginia, without regard to its laws or regulations relating to conflicts of laws.


     IN WITNESS WHEREOF, Hadron, Inc. has caused this Warrant to be signed on its behalf, in its corporate name, by its President, and its corporate seal to be hereunto affixed and the said seal to be attested by its Secretary, as of this ________ day of ____________ 19___ .

                              HADRON, INC.
Attest:

_____________________          ___________________________
By:                      By:
      Secretary                          President


                                   EXHIBIT A

IRREVOCABLE SUBSCRIPTION

To: Hadron, Inc.

Ladies and Gentlemen:

     The undersigned hereby elects to exercise its right under
the attached Warrant by purchasing                      shares of
the $.02 par value common stock Hadron, Inc., and hereby irrevocably subscribes to such issue. The certificates for such shares shall be issued in the name of

_________________________________________________________________
(Name)

_________________________________________________________________
(Address)

_________________________________________________________________
(Taxpayer Number)

and delivered to

________________________________________________________________
(Name)

_________________________________________________________________
(Address)


The exercise price of $_____________ is enclosed.

Date:________________________________________

Signed:______________________________________



_________________________________________________________________
(Address)

_________________________________________________________________
(Signature)

                                EXHIBIT B

ASSIGNMENT

FOR VALUE
RECEIVED,________________________________________________________

_________________________________________________________________
(Name)

_________________________________________________________________
(Address)

hereby sells, assigns and transfers the attached Warrant together with all right, title and interest therein, and does hereby irrevocably appoint ________________________________ attorney to transfer said Warrant on the books of Hadron Corporation, with full power of substitution in the premises.


Done this ____ day of ___________, 19___.


Signed:______________________________________